SHAREHOLDER RESPONSE SUMMARY REPORT PAGE: 1

FIDELITY INVESTMENTS
FIDELITY INVESTMENT TRUST: FIDELITY FRANCE FUND  (345)
Wednesday, July 19, 2000

                                                                           % of Outstanding             % of Dollars
                                           No. of Dollars Dollars  Voted
 1. To approve an Agreement and Plan of
    Reorganization between Fidelity
    France Fund and Fidelity Europe Fund.

 Affirmative                               4,508,387.28                     35.827%                     71.653%
 Against                                   1,610,802.61                     12.801%                     25.601%
 Abstain                                     172,746.31                      1.373%                      2.746%

 Total                                     6,291,936.20                     50.001%                    100.000%

 SHAREHOLDER RESPONSE SUMMARY REPORT PAGE: 2

 FIDELITY INVESTMENTS
 FIDELITY INVESTMENT TRUST: FIDELITY FRANCE FUND  (345)
 Wednesday, July 19, 2000

                                                                           % of Outstanding             % of Dollars
                                           No. of Dollars                  Dollars                      Voted

 ** Fund Totals:                                  Dollars

 Record Total                             $ 12,583,620.74

 Voted Dollars                               6,291,936.20

 Percent Voted                                    50.001%

 NAV                                                20.25

                                                                                                                C40

 SHAREHOLDER RESPONSE SUMMARY REPORT PAGE: 1

 FIDELITY INVESTMENTS
 FIDELITY INVESTMENT TRUST: FIDELITY GERMANY FUND  (346)
 Wednesday, July 19, 2000

                                                                           % of Outstanding             % of Dollars
                                           No. of Dollars                  Dollars                      Voted

 2. To approve an Agreement and Plan of
    Reorganization between Fidelity
    Germany Fund and Fidelity Europe Fund.

 Affirmative                               17,626,363.02                   36.193%                      72.386%
 Against                                    6,402,052.98                   13.146%                      26.291%
 Abstain                                      322,253.30                    0.662%                       1.323%

 Total                                     24,350,669.30                   50.001%                     100.000%


 SHAREHOLDER RESPONSE SUMMARY REPORT PAGE: 2

 FIDELITY INVESTMENTS
 FIDELITY INVESTMENT TRUST: FIDELITY GERMANY FUND  (346)
 Wednesday, July 19, 2000

                                                                           % of Outstanding             % of Dollars
                                           No. of Dollars                  Dollars                      Voted

 ** Fund Totals:                           Dollars

 Record Total                      $ 48,700,364.61

 Voted Dollars                       24,350,669.30

 Percent Voted                             50.001%

 NAV                                         17.99

                                                                                                                C40

 SHAREHOLDER RESPONSE SUMMARY REPORT PAGE: 1

 FIDELITY INVESTMENTS
 FIDELITY INVESTMENT TRUST: FIDELITY UNITED KINGDOM  (344)
 Wednesday, July 19, 2000

                                                                           % of Outstanding             % of Dollars
                                           No. of Dollars                  Dollars                      Voted
 3. To approve an Agreement and
    Plan of Reorganization between
    Fidelity United Kingdom Fund and
    Fidelity Europe Fund.

 Affirmative                               1,624,553.98                    45.205%                       90.408%
 Against                                     164,498.42                     4.577%                        9.155%
 Abstain                                       7,860.01                     0.219%                        0.437%

 Total                                     1,796,912.41                    50.001%                      100.000%


 SHAREHOLDER RESPONSE SUMMARY REPORT PAGE: 2

 FIDELITY INVESTMENTS
 FIDELITY INVESTMENT TRUST: FIDELITY UNITED KINGDOM  (344)
 Wednesday, July 19, 2000

                                                                           % of Outstanding             % of Dollars
                                           No. of Dollars                  Dollars                      Voted

 ** Fund Totals:                           Dollars

 Record Total                       $ 3,593,752.95

 Voted Dollars                        1,796,912.41

 Percent Voted                             50.001%

 NAV                                         13.90

                                                                                                                  C40